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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 25, 2003

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

   Delaware                  333-106175                          13-3416059
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(State or other             (Commission                        (IRS Employer
jurisdiction of             File Number)                     Identification No.)
incorporation)

    4 World Financial Center, 10th Floor                                 10080
            New York, NY
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  (Address of principal executive offices)                              Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)

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ITEM 2.           Acquisition or Disposition of Assets: General.

         On September 25, 2003, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2003-F Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated July 3, 2003, as supplemented by the prospectus supplement dated September 22, 2003 (collectively, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A-1 Certificates, the Class X-A-2 Certificates and Class X-B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

         The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description

4.1 Trust Agreement between Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank Minnesota, National Association, as trustee, dated as of September 1, 2003, for Merrill Lynch Mortgage
                                               Investors Trust Series MLCC
                                               2003-F Mortgage Pass-Through
                                               Certificates.

99.1 Master Mortgage Loan Purchase Sale Agreement (the "MLCC Master Purchase Agreement"), dated as of April 1, 1998, between Merrill Lynch Credit Corporation, as
                                               Seller and RWT Holdings, Inc., as
                                               Purchaser.

99.2 Amendment No. 1 to the MLCC Master Purchase Agreement, dated December 14, 1999, between
                                               Merrill Lynch Credit Corporation,
                                               as Seller and RWT Holdings, Inc.,
                                               as Purchaser.

99.3 Amendment No. 2 to the MLCC Master Purchase Agreement, dated September 1, 2002, between
                                               Merrill Lynch Credit Corporation,
                                               as Seller and RWT Holdings, Inc.,
                                               as Purchaser.

99.4 Amendment No. 3 to the MLCC Master Purchase Agreement, dated June 26, 2003, between Merrill Lynch Credit Corporation, as
                                               Seller and RWT Holdings, Inc., as
                                               Purchaser.

99.5 Amendment No. 4 to the MLCC Master Purchase Agreement, dated July 29, 2003, between Merrill Lynch Credit Corporation, as
                                               Seller and RWT Holdings, Inc., as

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                                               Purchaser.

99.6 Amendment No. 5 to the MLCC Master Purchase Agreement, dated August 28, 2003, between Merrill Lynch Credit Corporation, as
                                               Seller and RWT Holdings, Inc., as
                                               Purchaser.

99.7 Amendment No. 6 to the MLCC Master Purchase Agreement, dated September 25, 2003, between
                                               Merrill Lynch Credit Corporation,
                                               as Seller and RWT Holdings, Inc.,
                                               as Purchaser.

99.8                                           Assignment, Assumption And
                                               Recognition Agreement for the
                                               MLCC Master Purchase Agreement,
                                               dated as of September 25, 2003,
                                               among RWT Holdings, Inc., as
                                               Assignor, Sequoia Residential
                                               Funding, Inc., as Assignee and
                                               Merrill Lynch Credit Corporation,
                                               as Seller.

99.9                                           Assignment, Assumption And
                                               Recognition Agreement for the
                                               MLCC Master Purchase Agreement,
                                               dated as of September 25, 2003,
                                               among Sequoia Residential
                                               Funding, Inc., as Assignor,
                                               Merrill Lynch Mortgage Investors,
                                               Inc., as Assignee and Merrill
                                               Lynch Credit Corporation, as
                                               Seller.

99.10                                          Assignment, Assumption And
                                               Recognition Agreement for the
                                               MLCC Master Purchase Agreement,
                                               dated as of September 25, 2003,
                                               among Merrill Lynch Mortgage
                                               Investors, Inc., as Assignor,
                                               Wells Fargo Bank Minnesota,
                                               National Association, in its
                                               capacity as Trustee of the Trust
                                               Fund, as Assignee and Merrill
                                               Lynch Credit Corporation, as
                                               Seller.

99.11 Master Mortgage Loan Purchase Sale Agreement (the "MLBTC Master Purchase Agreement"), dated as of September 1, 2003, between
                                               Merrill Lynch Bank & Trust Co.,
                                               as Seller and RWT Holdings, Inc.,
                                               as Purchaser.

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99.12                                          Assignment, Assumption And
                                               Recognition Agreement for the
                                               MLBTC Master Purchase Agreement,
                                               dated as of September 25, 2003,
                                               among RWT Holdings, Inc., as
                                               Assignor, Sequoia Residential
                                               Funding, Inc., as Assignee and
                                               Merrill Lynch Bank & Trust Co.,
                                               as Seller.

99.13                                          Assignment, Assumption And
                                               Recognition Agreement for the
                                               MLBTC Master Purchase Agreement,
                                               dated as of September 25, 2003,
                                               among Sequoia Residential
                                               Funding, Inc., as Assignor,
                                               Merrill Lynch Mortgage Investors,
                                               Inc., as Assignee and Merrill
                                               Lynch Bank & Trust Co., as
                                               Seller.

99.14                                          Assignment, Assumption And
                                               Recognition Agreement for the
                                               MLBTC Master Purchase Agreement,
                                               dated as of September 25, 2003,
                                               among Merrill Lynch Mortgage
                                               Investors, Inc., as Assignor,
                                               Wells Fargo Bank Minnesota,
                                               National Association, in its
                                               capacity as Trustee of the Trust
                                               Fund, as Assignee and Merrill
                                               Lynch Bank & Trust Co., as
                                               Seller.

99.15 Mortgage Loan Purchase Agreement, dated as of September 1, 2003, among Merrill Lynch Mortgage
                                               Investors, Inc., Sequoia
                                               Residential Funding, Inc. and RWT
                                               Holdings, Inc.

99.16 Mortgage Loan Flow Purchase, Sale & Servicing Agreement (the "Sale & Servicing Agreement"), dated as of August 1, 2002, among RWT
                                               Holdings, Inc., as Purchaser,
                                               Cendant Mortgage Corporation and
                                               Bishop's Gate Residential
                                               Mortgage Trust (formerly known as
                                               Cendant Residential Mortgage
                                               Trust), as Sellers and Redwood
                                               Trust, Inc., as Guarantor

99.17                                          Additional Collateral Servicing
                                               Agreement (the "Collateral
                                               Servicing Agreement"), dated as
                                               of August 1, 2002, among Cendant
                                               Mortgage Corporation, as
                                               Servicer, RWT

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                                               Holdings, Inc., as Purchaser and
                                               Redwood Trust, Inc., as
                                               Guarantor.

99.18                                          Assignment, Assumption And
                                               Recognition Agreement for the
                                               Sale & Servicing Agreement and
                                               the Collateral Servicing
                                               Agreement, dated as of September
                                               25, 2003, among RWT Holdings,
                                               Inc., as Assignor, Sequoia
                                               Residential Funding, Inc., as
                                               Assignee and Cendant Mortgage
                                               Corporation, as Servicer.

99.19                                          Assignment, Assumption And
                                               Recognition Agreement for the
                                               Sale & Servicing Agreement and
                                               the Collateral Servicing
                                               Agreement, dated as of September
                                               25, 2003, among Sequoia
                                               Residential Funding, Inc., as
                                               Assignor, Merrill Lynch Mortgage
                                               Investors, Inc., as Assignee and
                                               Cendant Mortgage Corporation, as
                                               Servicer.

99.20                                          Assignment, Assumption And
                                               Recognition Agreement for the
                                               Sale & Servicing Agreement and
                                               the Collateral Servicing
                                               Agreement, dated as of September
                                               25, 2003, among Merrill Lynch
                                               Mortgage Investors, Inc., as
                                               Assignor, Wells Fargo Bank
                                               Minnesota, National Association,
                                               in its capacity as Trustee of the
                                               Trust Fund, as Assignee and
                                               Cendant Mortgage Corporation, as
                                               Servicer.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: October 10, 2003

                                          By: /s/ Matthew Whalen
                                              ------------------
                                          Name:  Matthew Whalen
                                          Title: President

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                                INDEX TO EXHIBITS

Exhibit No.                            Description

4.1 Trust Agreement between Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank Minnesota, National Association, as trustee, dated as of September 1, 2003, for Merrill Lynch Mortgage Investors Trust Series MLCC 2003-F Mortgage Pass-Through Certificates.

99.1 Master Mortgage Loan Purchase Sale Agreement (the "MLCC Master Purchase Agreement"), dated as of April 1, 1998, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.2 Amendment No. 1 to the MLCC Master Purchase Agreement, dated December 14, 1999, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.3 Amendment No. 2 to the MLCC Master Purchase Agreement, dated September 1, 2002, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.4 Amendment No. 3 to the MLCC Master Purchase Agreement, dated June 26, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.5 Amendment No. 4 to the MLCC Master Purchase Agreement, dated July 29, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.6 Amendment No. 5 to the MLCC Master Purchase Agreement, dated August 28, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.7 Amendment No. 6 to the MLCC Master Purchase Agreement, dated September 25, 2003, between Merrill Lynch Credit Corporation, as Seller and RWT Holdings, Inc., as Purchaser.

99.8 Assignment, Assumption And Recognition Agreement for the MLCC Master Purchase Agreement, dated as of September 25, 2003, among RWT Holdings, Inc., as Assignor, Sequoia Residential Funding, Inc., as Assignee and Merrill Lynch Credit Corporation, as Seller.

99.9 Assignment, Assumption And Recognition Agreement for the MLCC Master Purchase Agreement, dated as of September 25,

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                                       2003, among Sequoia Residential Funding,
                                       Inc., as Assignor, Merrill Lynch Mortgage
                                       Investors, Inc., as Assignee and Merrill
                                       Lynch Credit Corporation, as Seller.

99.10 Assignment, Assumption And Recognition Agreement for the MLCC Master Purchase Agreement, dated as of September 25, 2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor, Wells Fargo Bank Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Merrill Lynch Credit Corporation, as Seller.

99.11 Master Mortgage Loan Purchase Sale Agreement (the "MLBTC Master Purchase Agreement"), dated as of September 1, 2003, between Merrill Lynch Bank & Trust Co., as Seller and RWT Holdings, Inc., as Purchaser.

99.12 Assignment, Assumption And Recognition Agreement for the MLBTC Master Purchase Agreement, dated as of September 25, 2003, among RWT Holdings, Inc., as Assignor, Sequoia Residential Funding, Inc., as Assignee and Merrill Lynch Bank & Trust Co., as Seller.

99.13 Assignment, Assumption And Recognition Agreement for the MLBTC Master Purchase Agreement, dated as of September 25, 2003, among Sequoia Residential Funding, Inc., as Assignor, Merrill Lynch Mortgage Investors, Inc., as Assignee and Merrill Lynch Bank & Trust Co., as Seller.

99.14 Assignment, Assumption And Recognition Agreement for the MLBTC Master Purchase Agreement, dated as of September 25, 2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor, Wells Fargo Bank Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Merrill Lynch Bank & Trust Co., as Seller.

99.15 Mortgage Loan Purchase Agreement, dated as of September 1, 2003, among Merrill Lynch Mortgage Investors, Inc., Sequoia Residential Funding, Inc. and RWT Holdings, Inc.

99.16 Mortgage Loan Flow Purchase, Sale & Servicing Agreement (the "Sale & Servicing Agreement"), dated as of August 1, 2002, among RWT Holdings, Inc., as Purchaser, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as Sellers and Redwood Trust, Inc., as Guarantor

99.17                                  Additional Collateral Servicing Agreement
                                       (the "Collateral

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                                       Servicing Agreement"), dated as of August
                                       1, 2002, among Cendant Mortgage
                                       Corporation, as Servicer, RWT Holdings,
                                       Inc., as Purchaser and Redwood Trust,
                                       Inc., as Guarantor.

99.18 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral Servicing Agreement, dated as of September 25, 2003, among RWT Holdings, Inc., as Assignor, Sequoia Residential Funding, Inc., as Assignee and Cendant Mortgage Corporation, as Servicer.

99.19 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral Servicing Agreement, dated as of September 25, 2003, among Sequoia Residential Funding, Inc., as Assignor, Merrill Lynch Mortgage Investors, Inc., as Assignee and Cendant Mortgage Corporation, as Servicer.

99.20 Assignment, Assumption And Recognition Agreement for the Sale & Servicing Agreement and the Collateral Servicing Agreement, dated as of September 25, 2003, among Merrill Lynch Mortgage Investors, Inc., as Assignor, Wells Fargo Bank Minnesota, National Association, in its capacity as Trustee of the Trust Fund, as Assignee and Cendant Mortgage Corporation, as Servicer.